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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 18, 1999

                          Lockheed Martin Corporation
            (Exact name of registrant as specified in its charter)



        Maryland                       1-11437                 52-1893632
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


                             6801 Rockledge Drive
                           Bethesda, Maryland 20817
         (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (301) 897-6000


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events
           ------------

     This Current Report on Form 8-K is being filed in connection with the offer and sale by Lockheed Martin Corporation, a Maryland corporation (the "Corporation"), of $750,000,000 aggregate principal amount of its 7.95% Notes due December 1, 2005, $1,000,000,000 aggregate principal amount of its 8.20% Notes due December 1, 2009, and $1,250,000,000 aggregate principal amount of its 8.50% Debentures due December 1, 2029 (together, the "Offered Debt Securities"). The Offered Debt Securities are being offered and sold under two Registration Statements on Form S-3 (Reg. Nos. 333-71409 and 333-91195) covering up to $3,000,000,000 in aggregate principal amount of Debt Securities of the Corporation.


Item 7.    Financial Statements and Exhibits.
           ----------------------------------


      Exhibit No.        Description
      ----------         -----------

         4.1             Form of 7.95% Note due December 1, 2005.

         4.2             Form of 8.20% Note due December 1, 2009.

         4.3             Form of 8.50% Debenture due December 1, 2029.

         5.1             Opinion of King & Spalding.

                                      -2-
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 22, 1999


                                         LOCKHEED MARTIN CORPORATION

                                         By: /s/  Marian S. Block
                                             ----------------------------------
                                             Marian S. Block
                                             Vice President, Associate General
                                             Counsel and Assistant Secretary

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


      Exhibit No.           Description
      -----------           -----------

         4.1                Form of 7.95% Note due December 1, 2005.

         4.2                Form of 8.20% Note due December 1, 2009.

         4.3                Form of 8.50% Debenture due December 1, 2029.

         5.1                Opinion of King & Spalding.